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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 31, 1998


                          SILICON VALLEY RESEARCH, INC.
               (Exact name of registrant as specified in charter)


         California                     0-13836                 94-2743735
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
     or incorporation)                                      Identification No.)


6360 San Ignacio Avenue, San Jose, California                   95119-1231
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  (Address of principal executive offices)

Registrant's telephone number, including area code    (408) 361-0333
                                                   -----------------------------



          (Former name or former address, if changed since last report)






           This Current Report, including exhibits, contains 50 pages.
                     The Exhibit Index is located on page 4.





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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           On March 31, 1998, Silicon Valley Research, Inc. (the "Company") completed its acquisition (the "Merger") of Quality IC Corporation. To effect the Merger, a wholly-owned subsidiary of the Company was merged with and into Quality IC Corporation, with Quality IC Corporation the surviving corporation in the Merger. The Merger will be recorded as a purchase for accounting purposes. The purchase price will be allocated to the assets acquired and liabilities assumed based upon their estimated fair market values on the date of acquisition. The amounts allocated to in-process technology, which are presently being determined, will be expensed.

Under the terms of the acquisition agreement, the Company acquired all of the outstanding shares of Quality IC Corporation for 3,150,000 shares of the Company's common stock and cash in the amount of $200,000.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a) It is impracticable to provide the audited financial statements of Quality IC Corporation for the periods required at the date of this report. The registrant intends to file such financial statements as soon as they become available and in any event not later than June 14, 1998, if the Commission has not waived such requirement prior to such date.

           (b) It is impracticable to provide the pro forma financial information required pursuant to Article 11 of Regulation S-X at the date of this report.

           (c)

           Exhibit No.                       Description
           -----------                       -----------
           2.1 Agreement and Plan of Reorganization dated March 26, 1998 among Silicon Valley Research, Inc., QIC Acquisition Corporation, Quality IC Corporation and the Shareholders of Quality IC Corporation, including the Registration Rights Agreement dated March 31, 1998 among Silicon Valley Research, Inc. and David R. Reebel and James O. Benouis, as shareholders of Quality I.C Corporation

           99.1            Press release announcing completion of the Merger











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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 SILICON VALLEY RESEARCH, INC.




Date:  April 10, 1998            By:   /s/Laurence G. Colegate, Jr.
                                    --------------------------------------
                                       Laurence G. Colegate, Jr.
                                       Chief Financial Officer and Senior Vice
                                       President of Finance and Administration





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                                  EXHIBIT INDEX



                                                                                    Sequentially
Exhibit No.                            Description                                  Numbered Page
-----------                            -----------                                  -------------

   2.1           Agreement and Plan of Reorganization dated March 26, 1998 among
                 Silicon Valley Research, Inc., QIC Acquisition Corporation,
                 Quality IC Corporation and the Shareholders of Quality IC
                 Corporation, including the Registration Rights Agreement dated
                 March 31, 1998 among Silicon Valley Research, Inc. and David R.
                 Reebel and James O. Benouis, as shareholders of Quality I.C
                 Corporation

   99.1          Press release announcing completion of the Merger




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